EXHIBIT 99.2

                           LETTER OF TRANSMITTAL
                                    for
       6% Convertible Subordinated Notes due 2006 of CoreComm Limited

                           CoreComm Holdco, Inc.

                             Offer to Exchange
           Shares of CoreComm Holdco, Inc. Common Stock and Cash
               for 6% Convertible Subordinated Notes due 2006
                            of CoreComm Limited

             Pursuant to the Prospectus, dated February 8, 2002

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW
YORK CITY TIME, ON MARCH 8, 2002 (THE "EXPIRATION DATE"), UNLESS EXTENDED.
PUBLIC NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT
ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.
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               The Exchange Agent for the Exchange Offer is:
                 Continental Stock Transfer & Trust Company

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
By Regular or Certified Mail:               By Facsimile:                By Overnight Courier or Hand:
                               (Eligible Guarantor Institutions Only)
      17 Battery Place                     (212) 616-7610                       17 Battery Place
  New York, New York 10004         Attn: Reorganization Department                 8th Floor
                                                                            New York, New York 10004
                                        Confirm by Telephone:
                                           (212) 509-4000
                                            Extension 536
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         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN
THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN
AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR PUBLIC
NOTES.

         This Letter of Transmittal relates to the Exchange Offer (as defined below) and is to be used by holders of 6% Convertible Subordinated
Notes due 2006 (the "Public Notes") of CoreComm Limited, a Delaware corporation ("Limited"), to: (1) tender Public Notes by physical delivery herewith; (2) tender Public Notes by book-entry transfer to the Exchange
Agent's account at The Depositary Trust Company pursuant to the procedures set forth under "The Exchange Offers--Procedures for Tendering Outstanding
Securities" in our preliminary prospectus, dated February 8, 2002 (the
"Prospectus"); or (3) tender Public Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange
Offers--Guaranteed Delivery Procedures." This Letter of Transmittal need not be completed if the Public Notes are tendered pursuant to the book-entry transfer procedures described in "The Exchange
Offers--Procedures for Tendering Outstanding Securities" of the Prospectus and an "agent's message" is delivered to the Exchange Agent as described on page 37 of the Prospectus. Delivery of documents to The Depository Trust
Company's book-entry transfer facility will not constitute delivery to the Exchange Agent.

         You must complete this Letter of Transmittal, and complete the Substitute Form W-9 set forth below, if you are a registered holder of Public Notes and either (1) you wish to tender the certificates representing your Public Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Public Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust
Company and you elect to submit this Letter of Transmittal to the Exchange
Agent instead of an Agent's Message.

         If you decide to tender, and we decide to accept, your Public
Notes, this will constitute a binding agreement between you and us, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

         If you are a holder of Public Notes and wish to tender your Public
Notes in the Exchange Offer, but (1) the Public Notes are not immediately available, (2) time will not permit your Public Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange
Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender the Public
Notes by following the procedures described in the Prospectus under the caption "The Exchange Offers--Guaranteed Delivery Procedures."

         List below the Public Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. If the Public Notes are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

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                    DESCRIPTION OF PUBLIC NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------
        Name and Address of Registered Holder                     1                     2                    3
-------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate            Aggregate
                                                                                 Principal Amount        Principal
                                                             Certificate          Represented by          Amount
                                                              number(s)*       the Certificate(s)*      Tendered**
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                                                          ---------------------------------------------------------

                                                          ---------------------------------------------------------

                                                          ---------------------------------------------------------

                                                           Total Aggregate
                                                           Principal Amount
                                                              of Notes:
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

* Need not be completed by holders who tender by book-entry transfer (see below).
**   Unless otherwise indicated in the column labeled "Aggregate Principal
     Amount Tendered" and subject to the terms and conditions of the Exchange Offer, a holder of Public Notes will be deemed to have tendered the entire aggregate principal amount represented by the certificate(s) indicated in the column labeled "Aggregate Principal
     Amount Represented by the Certificate(s)." See Instruction 4.




                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By signing this Letter of Transmittal, the undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal, which together constitute the offer, by CoreComm Holdco, Inc. ("Holdco"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, to holders of Public Notes to exchange (the
"Exchange Offer") up to an aggregate of 14,416 shares of common stock, par value $0.01 per share (the "Holdco Common Stock"), of Holdco (plus additional shares issuable due to rounding), and $142,500 in cash, for any and all of such outstanding Public Notes.

         Upon the terms and subject to the conditions of the Exchange
Offer, as described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to Holdco the Public Notes described above in the box entitled "Description of Public Notes Tendered," pursuant to the Exchange Offer to exchange 3.0349 shares of Holdco Common Stock (rounded up to the nearest whole share for each unaffiliated holder) and $30.00 in cash
(which is equal to the amount of the October 1, 2001 interest payment that has not been paid), net without interest, for each $1,000 in principal amount of Public Notes validly tendered and accepted.

         Subject to and effective upon the acceptance for exchange of Public Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer--including, if the Exchange
Offer is extended or amended, the terms and conditions of any extension or amendment--the undersigned irrevocably sells, assigns, and transfers to, or upon the order of, Holdco all right, title and interest in and to the Public Notes tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as the agent of Holdco in connection with the Exchange Offer, with respect to the tendered Public
Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to: (1) deliver certificates for the tendered Public Notes to Holdco together with all accompanying evidences of transfer and authenticity to, or upon the order of, Holdco, upon receipt by the Exchange Agent, as his or her agent, of the certificate(s) for the shares of Holdco Common Stock to be issued in exchange for the tendered Public Notes; (2) present the tendered Public
Notes for transfer, and transfer the tendered Public Notes on the books of Holdco; and (3) receive for the account of Holdco all benefits and otherwise exercise all rights of ownership of the tendered Public Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Public Notes tendered hereby and to acquire the Holdco Common Stock issuable upon the exchange of such tendered Public Notes, and that, when and if the tendered Public Notes are accepted for exchange, Holdco will acquire good, marketable and unencumbered title to the tendered Public
Notes, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by Holdco or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Public Notes tendered hereby.

         The undersigned understands that delivery of the Public Notes shall be effected and risk of loss or title shall pass only upon their actual physical delivery to the Exchange Agent. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The name(s) and address(es) of the registered holder(s) of the Public Notes tendered by this Letter of Transmittal are printed below in the box titled "Sign Here" as they appear on the certificate(s) representing the Public Notes. The certificate number(s) and the Public
Notes that the undersigned wishes to tender are indicated in the appropriate boxes above titled "Description of Public Notes Tendered."

         Unless the undersigned has indicated otherwise by completing the box entitled "Special Issuance Instructions" above, he or she hereby directs that shares of Holdco Common Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Public Notes, that shares of Holdco Common Stock be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless the undersigned has otherwise indicated by completing the box entitled "Special
Delivery Instructions," the undersigned hereby directs that shares of Holdco Common Stock and the check for the cash consideration be issued in the name(s) of the registered holder(s) and delivered to the address shown below in the box titled "Sign Here."

         If the undersigned has (1) tendered any Public Notes that are not exchanged in the Exchange Offer for any reason, or (2) submitted certificates for more Public Notes than he or she wishes to tender, unless he or she has otherwise indicated by completing the boxes entitled "Special
Issuance Instructions" or "Special Delivery Instructions," the undersigned hereby directs that certificates for any Public Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below in the box titled
"Sign Here" or, in the case of a book-entry transfer of Public Notes, that Public Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Holdco's expense, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that if he or she decides to tender
Public Notes, and Holdco accepts the Public Notes for exchange, this will constitute a binding agreement between the undersigned and Holdco, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

         The undersigned also recognizes that, under certain circumstances described in the Prospectus under the caption "The Exchange
Offers--Conditions for Completion of the Exchange Offers," Holdco may not be required to accept for exchange any Public Notes tendered by this Letter of Transmittal.

         By tendering Public Notes and executing this Letter of Transmittal, delivering an agent's message instead of this Letter of Transmittal, or following the procedures for Guaranteed Delivery, the undersigned hereby releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or are in any manner connected with the undersigned's or his or her successors' and assigns' ownership or acquisition of the Public Notes, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, including without limitation any approval or acceptance given or denied, which occurred, existed, was taken, permitted or begun prior to the date of such release, in each case, that the undersigned and his or her successors and assigns have or may have had against (1) Holdco, its subsidiaries, its affiliates and its stockholders, and (2) the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of Holdco, its subsidiaries, its affiliates and its stockholders, whether those claims arise under federal or state securities laws or otherwise.

         All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal will be binding upon his or her heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.



                  Boxes Below To Be Checked As Applicable

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/_/      CHECK HERE IF TENDERED PUBLIC NOTES ARE BEING DELIVERED HEREWITH.
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
             SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 1, 4 and 5)                                (See Instructions 1, 4 and 5)

To be completed ONLY if certificates for Public Notes not    To be completed ONLY if certificates for Public Notes in a
exchanged and/or the Holdco Common Stock and the check       principal amount not tendered or not accepted for exchange, or
to be issued are to be issued in the name of someone other   the Holdco Common Stock and the check to be issued are to
than the person or persons  whose name(s) appear below in    be sent to someone other than the person or persons whose
the box titled "Sign Here," or if Public Notes delivered by  name(s) appear below in the box titled "Sign Here" or to such book entry transfer which are not accepted for exchange are  person or persons at an address other than shown in the box
to be returned by credit to an account maintained at The     titled "Sign Here."
Depositary Trust Company, other than the account indicated
above.
                                                             Name ___________________________________________
                                                                                  (Please Print)
/_/ Holdco Common Stock and Check
                                                             Address__________________________________________
/_/ Public Notes
                                                             _________________________________________________
Name ___________________________________________                                     (Zip Code)
                     (Please Print)
                                                             Telephone Number (    )      -
Address__________________________________________                            _________________________________

_________________________________________________
                        (Zip Code)                           _________________________________________________
                                                                    (Tax Identification or Social Security No.)
Telephone Number (    )      -                                                 (See Instruction  8)
                 ________________________________

_________________________________________________
       (Tax Identification or Social Security No.)
                  (See Instruction  8)

/_/ Credit unexchanged Public Notes delivered by book-entry transfer to the DTC account set forth below

__________________________________________________
          (DTC Account Number, if applicable)

----------------------------------------------------------   -------------------------------------------------------------
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/_/      CHECK HERE IF TENDERED PUBLIC NOTES ARE BEING DELIVERED PURSUANT
         TO A NOTICE OF GUARANTEED DELIVERY, COMPLETE THE FOLLOWING, AND
         INCLUDE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY:

         Name(s) of Registered Holder(s)______________________________________
         Window Ticket Number (if any)________________________________________
         Date of Execution of Notice of Guaranteed Delivery___________________
         Name of Institution Which Guaranteed Delivery________________________

                If delivered by Book-Entry Transfer, complete the following:

         Name of Tendering Institution________________________________________
         Account Number_______________________________________________________
         Transaction Code Number______________________________________________

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          Boxes Below To Be Checked By Eligible Institutions Only

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/_/      CHECK HERE IF TENDERED PUBLIC NOTES ARE BEING DELIVERED BY
         BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE
         DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution________________________________________
         Account Number_______________________________________________________
         Transaction Code Number______________________________________________

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/_/      CHECK HERE IF THE PUBLIC NOTES THAT ARE NOT TENDERED OR NOT
         EXCHANGED ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST
         COMPANY ACCOUNT NUMBER INDICATED ABOVE.

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                                 SIGN HERE
                       (SEE INSTRUCTIONS 2, 4 AND 5)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
    (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s)
-- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of Public Notes -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Public Notes tendered or on the register of holders maintained by Holdco, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by Holdco for the Public Notes to comply with the restrictions on transfer, if any, applicable to the Public Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney- in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 4.


______________________________________________________________________________

______________________________________________________________________________
                 Signature(s) of Holder(s) of Public Notes

                                                                        , 2002
Dated:__________________________________________________________________

Name(s)_______________________________________________________________________

______________________________________________________________________________
                               (Please Print)

Capacity______________________________________________________________________

Address_______________________________________________________________________

______________________________________________________________________________
                                 (Zip Code)
Tax Identification or
Social Security No.___________________________________________________________
                            (See Instruction 8)

Area Code and Telephone No.___________________________________________________


                          Signature(s) Guaranteed
                      (See Instruction 2, if required)

Eligible Guarantor Institution________________________________________________

Official Signature____________________________________________________________

                                                                        , 2002
Dated: _________________________________________________________________

Capacity________________________________________________________________

Address of Eligible Guarantor Institution_____________________________________

______________________________________________________________________________
                                 (Zip Code)
Tax Identification or
Social Security No.___________________________________________________________
                            (See Instruction 8)



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           PAYER'S NAME:                 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
----------------------------------------------------------------------------------------------------------------
         SUBSTITUTE               Part I-- Taxpayer Identification Number-- For All
          FORM W-9                Accounts ENTER YOUR TIN IN THE BOX AT                 ------------------------
 Department of the Treasury       RIGHT. (For most individuals, this is your social     Social Security Number
  Internal Revenue Service        security number.  If you do not have a TIN, see                 OR
                                  Obtaining a Number in the enclosed Guidelines).
                                  CERTIFY BY SIGNING AND DATING BELOW.                  ------------------------
Payer's Request for Taxpayer      Note: If the account is in more than one name, see    Employer Identification
   Identification Number          the chart in the enclosed Guidelines to determine     Number (if awaiting TIN,
                                  which number to give the payer.                          write "Applied For")
                                  -------------------------------------------------------------------------------
                                  Part II -- For Payees Exempt from
                                  Backup Withholding, see the enclosed
                                  Guidelines and complete as
                                  instructed therein
-----------------------------------------------------------------------------------------------------------------

  Part III -- Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including an U.S. resident alien).

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also, see instructions in the enclosed Guidelines.) The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                    Signature______________________   Date____________________
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART I OF SUBSTITUTE FORM W-9.
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           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

                    Signature______________________   Date____________________




                                INSTRUCTIONS
       Forming Part of the Terms and Conditions of the Exchange Offer

         1. Delivery of Letter of Transmittal. You must complete this Letter of Transmittal if you are a holder of Public Notes and (1) you wish to tender certificates representing your Public Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Public Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an agent's message. In order to constitute a valid tender of your Public Notes, unless you comply with the procedures for guaranteed delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates representing the Public Notes, in proper form for transfer, or a book-entry confirmation of transfer of the Public Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry confirmation, an agent's message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal.

         Holders of Public Notes whose certificates representing Public Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry delivery transfer prior to the Expiration Date may tender their Public Notes by properly completing and executing the Notice of Guaranteed Delivery pursuant to the procedure set forth in the Prospectus under "The Exchange Offers--Guaranteed Delivery Procedures." Pursuant to such procedures: (1) the tender must be made by or through an Eligible Guarantor Institution (as defined below); (2) prior to the Expiration Date, the Exchange Agent must receive from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Public Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent must receive the certificates representing all tendered Public Notes, a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry confirmation an agent's message instead of the Letter of Transmittal, and all other documents required by this Letter of Transmittal, within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of certificates representing Public Notes, this Letter of Transmittal, agent's messages, any signature guarantees and any other required documents, including delivery through The Depositary Trust Company, is at the option and risk of the tendering holder of the Public Notes. Except as otherwise provided herein, delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is made by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. This Letter and any other required documents should be sent only to the Exchange Agent, not to Holdco or The Depositary Trust Company.

         Holdco will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an agent's message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

         2. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if:

         (a) this Letter of Transmittal is signed by the registered holder of the Public Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (b) the Public Notes are tendered for the account of an Eligible Guarantor Institution.

         In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 4.

         An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

        o         Banks (as defined in Section 3(a) of the Federal Deposit
                  Insurance Act);

        o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange
                  Act);

        o Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act);

        o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

        o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

         3. Partial Tenders and Withdrawal Rights. If you are tendering less than all of the Public Notes evidenced by any certificate you are submitting, please fill in the number of Public Notes being tendered in Column 3 of the box entitled "Description of Public Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Public Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Public Notes, promptly after the expiration of the Exchange Offer. All Public Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided in this Letter of Transmittal, tenders of Public Notes may be withdrawn at any time on or prior to the Expiration Date. Public Notes tendered prior to the Expiration Date may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is terminated without any Public Notes being accepted for exchange, in which event tendered Public Notes will be returned to the tendering holders as promptly as practicable. In the case of Public Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offers - Book-Entry Transfer," any Public Notes that are returned will be credited to the tendering holder's account with The Depository Trust Company.

         The Exchange Offer may be extended, terminated or amended, as provided herein and in the Prospectus.

         For a withdrawal of tendered Public Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date at one of the addresses listed above. Any notice of withdrawal must: (1) specify the name of the holder of the Public Notes to be withdrawn; (2) contain the description of the Public Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Public Notes and the aggregate principal amount represented by each such certificate; and (3) be signed by the holder of such Public Notes in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the indenture for the Public Notes register the transfer of Public Notes into the name(s) of the person(s) withdrawing such Public Notes. The signature on the notice of withdrawal must be guaranteed by an Eligible Guarantor Institution unless the Public Notes have been tendered for the account of an Eligible Guarantor Institution. A withdrawal of Public Notes can only be accomplished in accordance with the foregoing procedures.

         Properly withdrawn Public Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange Offers - Procedures for Tendering Outstanding Securities."

         All questions as to the validity, form and eligibility--including time of receipt--of any notice of withdrawal will be determined by Holdco, in its sole discretion, which determination will be final and binding. Any Public Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer.

         4. Signatures on Letter of Transmittal, Assignments and
Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Public Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration.

         If any of the Public Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Public Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

         When this Letter of Transmittal is signed by the registered holder(s) of the Public Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate stock power(s) are required unless shares of Holdco Common Stock are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or instruments of assignment relating to the delivery of the Public Notes must be guaranteed by an Eligible Guarantor Institution.

         If a person or persons other than the registered holder(s) of Public Notes signs the Letter of Transmittal, certificates for the Public Notes must be endorsed or accompanied by appropriate instruments of assignment, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Public Notes and also must be accompanied by any opinions of counsel, certifications and other information as Holdco may require in accordance with the restrictions on transfer, if any, applicable to the Public Notes. Signatures on certificates or instruments of assignment must be guaranteed by an Eligible Guarantor Institution.

         If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Public Notes or instruments of assignment, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

         5. Special Issuance Instructions. If shares of Holdco Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Holdco Common Stock and the check for the cash consideration are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Public Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

         6. Irregularities. All questions as to the validity, form, eligibility - including time of receipt - and acceptance of Public Notes tendered for exchange will be determined by Holdco in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Public Notes improperly tendered or to not accept any Public Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Public Notes either before or after the expiration of the Exchange Offer - including the right to waive the ineligibility of any holder who seeks to tender Public Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Public Notes either before or after the expiration of the Exchange Offer - including the terms and conditions of the Letter of Transmittal and the accompanying instructions - will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Public Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Public Notes for exchange, nor will we have any liability for failure to give such notification.

         7. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or from D.F. King & Co., Inc., the Information Agent for the Exchange Offer, at the telephone numbers set forth in the Prospectus. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         8. Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law any holder of Public Notes that are tendered and accepted for exchange is required to provide the Exchange Agent with their correct taxpayer identification number ("TIN") on Substitute Form W-9 above. Failure to provide the Exchange Agent with the correct TIN may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service, and backup withholding on the gross proceeds of any payment to be made to such holders (or other payees) with respect to Public Notes exchanged in the Exchange Offer.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the box titled "Certificate of Awaiting Taxpayer Identification Number" above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the "Certificate of Awaiting Taxpayer Identification Number" is completed, the Exchange Agent will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, a portion of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         Certain holders--including, among others, corporations, financial institutions and certain foreign persons-- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and write "Exempt" in
Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. In order for a non-resident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN (or such other Form W-8 as is appropriate) signed under penalties of perjury attesting to such exempt status. If any Forms W-8 for a foreign person are needed, you should contact the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         9. Waiver of Conditions. Our obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offers--Conditions for Completion of the Exchange Offers." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion.

         10. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Public Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of the Public Notes for exchange.

         11. Lost, Destroyed, Mutilated or Stolen Certificates. Any holder of Public Notes whose certificate(s) representing Public Notes has been lost, stolen, mutilated or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

         12. Transfer Taxes. Holdco will pay or cause to be paid any transfer taxes with respect to the transfer of Public Notes to it or its order pursuant to the Exchange Offer, and you will not be obligated to pay any transfer taxes in connection with the tender of Public Notes in the Exchange Offer unless certificates for shares of Holdco Common Stock are to be issued to, or if certificates representing Public Notes not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder of the Public Notes being tendered. In those cases, you will be responsible for the payment of any applicable transfer tax, and no Holdco Common Stock certificates will be issued until satisfactory evidence of payment of these taxes or an exemption from payment is received by the Exchange Agent.

         IMPORTANT: Unless you comply with the Guaranteed Delivery Procedures described above, this Letter of Transmittal (or a facsimile of this Letter of Transmittal), or, in the case of Public Notes tendered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company, an agent's message instead of this Letter of Transmittal, and all other required documents must be received by the Exchange Agent on or prior to the expiration of the Exchange Offer.